SUPPLEMENT DATED NOVEMBER 15, 1995
                   TO PROSPECTUS DATED NOVEMBER 1, 1995.
                          THE LEGENDS FUND, INC.


     The Prospectus is hereby supplemented as follows by substituting the following language for the description of Dreman
Value Advisors, Inc. under "MANAGEMENT OF THE FUND - Investment
Manager, Sub-Advisers and Distributor":

DREMAN VALUE ADVISORS, INC., 10 Exchange Place, 20th Floor, Jersey City, New Jersey 07302, serves as the Sub-Adviser to the Dreman Value Portfolio. As of June 30, 1995, Dreman managed over $1.5 billion. Clients include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts. In addition, Dreman serves as investment adviser to the Kemper-Dreman Mutual Group, Inc., which consists of three portfolios, Kemper-Dreman Contrarian Fund, Kemper-Dreman High Return Fund and Kemper-Dreman Small Cap Value Fund. Dreman, a Delaware corporation wholly owned by Kemper Financial Services, Inc. ("KFS"), was formed in August, 1995 in order to purchase substantially all of the assets of Dreman Value Management, L.P., Dreman's predecessor organization. KFS is an indirect wholly owned subsidiary of Kemper Corporation ("Kemper"), a publicly owned financial services holding company. Together with its predecessor organizations, Dreman has been in the investment management business since 1977.

All investment decisions by Dreman for the Dreman Value Portfolio are made by an investment committee, which includes a group of senior investment professionals.

PROPOSED SALE OF KEMPER TO ZURICH INSURANCE COMPANY. Kemper has entered into an agreement (the "Merger Agreement") whereby ZIP Acquisition Corp. ("ZIP"), an 80% owned, indirect subsidiary of Zurich Insurance Company ("Zurich"), will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, KFS will be merged with KFS Acquisition Corp., a wholly-owned, indirect subsidiary of Zurich, with the surviving corporation ("New KFS") continuing with the name "Kemper Financial Services, Inc." Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. It is expected that the foregoing transactions will close in early January, 1996.

The consummation of the Kemper merger will result in a change in control of Dreman and, accordingly, an automatic termination of the sub-advisory agreement between Integrity and Dreman. The Board of Directors has unanimously approved a new sub-advisory agreement between Integrity and Dreman, to become effective upon the consummation of the Kemper merger. The new sub-advisory agreement was also approved by the shareholders of the Dreman Value Portfolio.


               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                    THE PROSPECTUS FOR FUTURE REFERENCE